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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 18, 2002


AMERICAN EXPRESS                               AMERICAN EXPRESS RECEIVABLES
 CENTURION BANK                                   FINANCING CORPORATION


              (as Originators of the American Express Master Trust)
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)
                                  on behalf of
                          American Express Master Trust


      Utah                           11-2869526          333-51045
(State or Other                    (I.R.S. Employer      (Commission
Jurisdiction of                     Identification       File Number)
Incorporation or                        Number)
 Organization)

                6985 UnionPark Center
                 Midvale, Utah 84047
                   (801) 565-5000

     Delaware                        13-3632012          333-51045
 (State or Other                  (I.R.S. Employer      (Commission
 Jurisdiction of                    Identification      File Number)
 Incorporation or                      Number
  Organization)

                   40 Wall Street
                  Mail Stop 10-19-06
               New York, New York 10005
                    917) 639-8396


              (Address, Including Zip Code, and Telephone Number,
     Including Area Code, of each Registrant's Principal Executive Offices)

                                      N/A
         (Former Name or Former Address, if Changed Since Last Report)

                                      N/A
         (Former Name or Former Address, if Changed Since Last Report)



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INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.           Not Applicable.

Item 2.           Not Applicable.

Item 3.           Not Applicable.

Item 4.           Not Applicable.

Item 5. On January 18, 2002, American Express Master Trust supplemented its Amended and Restated Pooling and Servicing Agreement, dated as of May 1, 1998, as amended by the First Amendment, dated as of October 1, 2001, with its Series 2002-1 Supplement, dated as of January 18, 2002. The Series Supplement is attached hereto as Exhibit 5.1.

                  On January 18, 2002, American Express Master Trust issued its $750,000,000 Class A Accounts Receivable Trust Certificates, Series 2002-1 (the "Series 2002-1 Certificates").

Item 6.           Not Applicable.

Item 7.           Exhibits.

The following are filed as Exhibits to this Report under Exhibit 5.

         Exhibit 5.1 Series 2002-1 Supplement, dated as of January 18, 2002, supplementing the Amended and Restated Pooling and Servicing Agreement, dated as of May 1, 1998, as amended by the First Amendment, dated as of October 1, 2001.

Item 8.           Not Applicable.

Item 9.           Not Applicable.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                        American Express Centurion Bank,
                                        on behalf of the American Express
                                        Master Trust


                                        By:      /s/ Maureen A. Ryan
                                            ------------------------------------
                                            Name:     Maureen A. Ryan
                                            Title:    Assistant Treasurer



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                        American Express Receivables Financing
                                          Corporation
                                        on behalf of the American Express
                                        Master Trust


                                        By:       /s/ John D. Koslow
                                            ------------------------------------
                                            Name:     John D. Koslow
                                            Title: Vice President and Treasurer

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                                  EXHIBIT INDEX

Exhibit           Description

Exhibit 5.1 Series 2002-1 Supplement, dated as of January 18, 2002, supplementing the Amended and Restated Pooling and Servicing Agreement, dated as of May 1, 1998, as amended by the First Amendment, dated as of October 1, 2001.